EXHIBIT 99.1

GEE Group Announces Results for the Fiscal 2020 First Quarter

Jacksonville, Florida, February 14, 2020 /Accesswire / – GEE Group Inc. (NYSE American: JOB) (“the Company” or “GEE Group”), a provider of professional staffing services and solutions, today announced results for the first quarter ended December 31, 2019.

2020 First Quarter Highlights

•	Revenue for the fiscal 2020 first quarter was approximately $37.6 million compared to the first quarter of fiscal 2019 amount of approximately $38.5 million. Contract staffing services contributed approximately $33.1 million or approximately 88.1% of revenue and direct placement services contributed approximately $4.5 million or approximately 11.9% of revenue. This compares to contract staffing services of approximately $34.0 million or approximately 88.2% of revenue and direct placement services of approximately $4.5 million or approximately 11.8% of revenue respectively for the same quarter of fiscal 2019. Revenue from the combined professional contract and professional direct placement services which is comprised of staffing and solutions in the information technology, engineering, healthcare and finance and accounting specialties was approximately $31.9 million and represents approximately 84.9% of total revenue for the 2020 fiscal first quarter compared to approximately $32.9 million or approximately 85.4% of total revenue for the 2019 fiscal first quarter. The slight change in contract staffing services and direct placement revenue in the first quarter of fiscal 2020 vs. the first quarter of fiscal 2019 was attributable to various factors including fewer actual billing days due to inclement weather and winter holidays falling mid-week during the quarter.

•	Overall gross margin for the fiscal first quarter ended December 31, 2019 (including direct placement services) improved and was approximately 33.5% compared to approximately 33.0% for the fiscal first quarter ended December 31, 2018. The change in the overall gross margin was primarily due to an increase in both the professional and industrial contract services gross margin. Professional contract staffing services gross margin (excluding direct placement services) improved for the 2020 fiscal first quarter and was approximately 26.4% compared to approximately 26.1% for the 2019 fiscal first quarter. The change in professional contract staffing services gross margin was primarily due to a revenue mix shift to higher margin IT business and a lower percentage of revenue contributed from Vendor Management Systems (“VMS”), Managed Service Providers (“MSP”), Master Service Agreements (“MSA”) and other volume corporate accounts. Industrial contract services gross margin for the 2020 fiscal first quarter was approximately 15.6% compared to approximately 13.9% for the 2019 fiscal first quarter. The change in industrial contract services gross margin was primarily due in part to a shift to higher margin business and lower workers’ compensation costs for the three months ended December 31, 2019.

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•	Selling, general and administrative expenses (SG&A) as a percentage of revenue for the 2020 fiscal first quarter was approximately 29% compared to approximately 25% of revenue for the 2019 fiscal first quarter. SG&A was approximately $ 10.9 million for the 2020 fiscal first quarter as compared to approximately $9.8 million for the 2019 fiscal first quarter. The change in SG&A of approximately $1.1million was primarily attributable to the benefit recognized in the prior year fiscal first quarter for return premiums the Company was eligible to receive from the Ohio Bureau of Workers’ Compensation retrospectively-rated insurance program which lowered SG&A in that quarter; and, increases in sales-related and incentive compensation plus additional professional fees incurred for the quarter ended December 31, 2019. Also, SG&A included non-cash stock-based compensation expenses of approximately $597,000 for the 2020 fiscal first quarter and approximately $581,000 for the 2019 fiscal first quarter.

•	GAAP loss from operations for the 2020 fiscal first quarter was approximately $173,000 compared to GAAP income from operations of approximately $19,000 for the comparable 2019 fiscal first quarter.

•	GAAP net loss for the 2020 fiscal first quarter was approximately $3.6 million compared to GAAP net loss of approximately $3.5 million for the comparable 2019 fiscal first quarter.

•	Adjusted earnings before interest, taxes, depreciation, amortization, noncash stock and stock option expenses and acquisition, merger, integration and restructuring expenses (adjusted EBITDA, a non-GAAP financial measure) for the 2020 fiscal first quarter ended December 31, 2019 was approximately $2.3 million vs. approximately $3.3 million for the comparable prior year fiscal first quarter (see non-GAAP adjusted EBITDA reconciliations to GAAP net income (net loss) attached to this press release).

•	GAAP net working capital was approximately $10.3 million as of December 31, 2019.

The aforementioned 2020 Fiscal First Quarter Highlights should be read in conjunction with all of the financial and other information included in GEE Group’s Quarterly Reports filed with the SEC on Form 10Q for the respective periods, Current Reports on Forms 8K & 8K/A and Information Statements on Schedules 14A & 14C filed with the SEC, and Annual Reports on Form 10K filed with the SEC for the fiscal years ended in 2018 and 2019; and the discussion of financial results in this press release and the use of non-GAAP financial measures and the related schedules attached hereto which reconcile non-GAAP financial measures and financial information to that prescribed by GAAP. These non-GAAP financial measures and metrics of financial results or financial performance are not a substitute for the financial measures provided by GAAP and should not be considered as alternatives, substitutes or superior to financial measures presented in accordance with GAAP. Financial information provided in this press release may consist of estimates, projections and certain assumptions that are considered forward looking statements and that are predictive in nature, depend on future events and the projected financial results may not be realized nor are they guarantees of future performance.

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GEE Group uses the above-mentioned non-GAAP financial measures internally to evaluate its operating performance and for planning purposes and believes that these are useful financial measures also used by investors. These non-GAAP financial measures are not a substitute for nor superior to financial measures provided by GAAP and all measures and disclosures of financial information pursuant to GAAP as reflected in the Form 10Q filed with the SEC for the respective periods should be read to obtain a comprehensive and thorough understanding of the Company’s financial results. The reconciliations of non-GAAP adjusted EBITDA to GAAP net income (net loss) are provided in schedules that are a part of this press release.

Management Comments

Derek E. Dewan, Chairman and Chief Executive Officer of GEE Group, commented, “GEE’s results for the first quarter of fiscal 2020 were solid. The Company’s operational improvement plan implemented during the past fiscal year continues to have a positive impact on the Company’s financial performance and helped GEE achieve adjusted EBITDA of approximately $2.3 million for the quarter. We have put in place an aggressive top and bottom line budget which we expect will have a very positive impact on revenue and adjusted EBITDA. Our outstanding employees have made great strides to improve their productivity and provide outstanding customer service. GEE continues to selectively add recruitment and sales talent to increase organic revenue growth. The Company’s priorities include taking actions that will improve its balance sheet and financial position, enhance profitability and broaden its menu of services and delivery network.”

Mr. Dewan added, “We anticipate that the tight labor market we are experiencing now, with record low unemployment, will continue for the rest of this year. Demand for highly skilled professional workers in IT, accounting, finance, engineering, and healthcare remains strong, and GEE Group is well equipped to recruit and deploy the best talent to fulfill our customers’ needs. Greater usage of flexible, on-demand labor to satisfy the human resource needs in corporate America provides very favorable conditions for our business and the staffing industry as a whole.”

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Use of Non-GAAP Financial Measures

To supplement the Company’s consolidated financial statements presented on a GAAP basis, the Company discloses certain financial information including non-GAAP adjusted EBITDA because management uses these supplemental non-GAAP financial measures to help evaluate performance period over period, to analyze the underlying trends in its business, to establish operational goals, to provide additional measures of operating performance, including using the information for internal planning relating to the Company’s ability to meet debt service, make capital expenditures and provide working capital needs. In addition, the Company believes investors already use these non-GAAP measures to monitor the Company’s performance. Non-GAAP adjusted EBITDA is defined by the Company as net income or net loss before interest, taxes, depreciation and amortization (EBITDA) plus non-cash stock option and stock-based compensation expenses and acquisition, integration and restructuring costs, change in contingent consideration and loss on disposal of assets. Non-GAAP adjusted EBITDA is not a term defined by GAAP and, as a result, the Company’s measure of non-GAAP adjusted EBITDA might not be comparable to similarly titled measures used by other companies. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flow that either excludes or includes amounts that are not normally included in the most directly comparable measure calculated and presented in accordance with GAAP. The non-GAAP financial measures discussed above, however, should be considered in addition to, and not as a substitute for, or superior to net income or net loss as reported for GAAP on the Consolidated Statements of Income, cash and cash flows as reported for GAAP on the Consolidated Statement of Cash Flows or other measures of financial performance prepared in accordance with GAAP, and as reflected on the Company’s financial statements prepared in accordance with GAAP included in GEE Group’s Form 10Q and Form 10K filed for the respective fiscal periods with the SEC. Reconciliations of GAAP net income or GAAP net loss to non-GAAP adjusted EBITDA are attached hereto.

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Reconciliation of Non-GAAP Adjusted EBITDA to GAAP Net Income (Net Loss)
First Quarter Ended December 31,

(In thousands)
	2019	2018
Net income (net loss), GAAP	$(3,563)	$(3,452)
Interest expense, net	3,219	2,948
Taxes (benefit)	171	523
Depreciation expense	79	79
Amortization expense	1,398	1,396
Stock compensation & stock option expense	597	581
Acquisition, integration & restructuring	377	1,451
Reclassification & other items	-	(252)
Non-GAAP adjusted EBITDA	$2,278	$3,274

About GEE Group

GEE Group Inc. is a provider of specialized staffing solutions and is the successor to employment offices doing business since 1893. The Company operates in two industry segments, providing professional staffing services and solutions in the information technology, engineering, finance and accounting specialties and commercial staffing services through the names of Access Data Consulting, Agile Resources, Ashley Ellis, General Employment, Omni-One, Paladin Consulting and Triad. Also, in the healthcare sector, GEE Group, through its Scribe Solutions brand, staffs medical scribes who assist physicians in emergency departments of hospitals and in medical practices by providing required documentation for patient care in connection with electronic medical records (EMR). Additionally, the Company provides contract and direct hire professional staffing services through the following SNI brands: Accounting Now®, SNI Technology®, Legal Now®, SNI Financial®, Staffing Now®, SNI Energy®, and SNI Certes.

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Forward-Looking Statements

In addition to historical information, this press release contains statements relating to the Company's future results (including certain projections, pro forma financial information, and business trends) that are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, (the "Exchange Act"), and are subject to the "safe harbor" created by those sections. The statements made in this press release that are not historical facts are forward-looking statements that are predictive in nature and depend upon or refer to future events. Such forward-looking statements often contain, or are prefaced by, words such as "will", "may," "plans," "expects," "anticipates," "projects," "predicts," “pro forma”, "estimates," "aims," "believes," "hopes," "potential," "intends," "suggests," "appears," "seeks," or variations of such words or similar words and expressions. Forward-looking statements are not guarantees of future performance, are based on certain assumptions, and are subject to various known risks and uncertainties, many of which are beyond the Company's control, and cannot be predicted or quantified and, consequently, as a result of a number of factors, the Company's actual results could differ materially from those expressed or implied by such forward-looking statements. Certain factors that might cause the Company's actual results to differ materially from those in the forward-looking statements include, without limitation: (i) the loss, default or bankruptcy of one or more customers; (ii) changes in general, regional, national or international economic conditions; (iii) an act of war or terrorism or cyber security breach that disrupts business; (iv) changes in the law and regulations; (v) the effect of liabilities and other claims asserted against the Company including the failure to repay indebtedness or comply with lender covenants; (vi) changes in the size and nature of the Company's competition; (vii) the loss of one or more key executives; (viii) increased credit risk from customers; (ix) the Company's failure to grow internally or by acquisition or the failure to successfully integrate acquisitions; (x) the Company's failure to improve operating margins and realize cost efficiencies and economies of scale; (xi) the Company's failure to attract, hire and retain quality recruiters, account managers and salesmen; (xii) the Company's failure to recruit qualified candidates to place at customers for contract or full-time hire; and such other factors as set forth under the heading "Forward-Looking Statements" in the Company's annual reports on Form 10-K, its quarterly reports on Form 10-Q and in the Company's other filings with the Securities and Exchange Commission (SEC). More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC's web site at http://www.sec.gov. The Company is under no obligation to (and expressly disclaims any such obligation to) and does not intend to publicly update, revise or alter its forward-looking statements whether as a result of new information, future events or otherwise.

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Balance Sheet

(in thousands)

ASSETS	December 31, 2019	September 30, 2019
CURRENT ASSETS:
Cash	$2,139	$4,055
Accounts receivable, less allowances ($242 and $515, respectively)	20,211	20,826
Prepaid expenses and other current assets	1,334	2,221
Total current assets	23,684	27,102
Property and equipment, net	830	852
Goodwill	72,293	72,293
Intangible assets, net	22,483	23,881
Right-of-use assets	5,470	-
Other long-term assets	396	353
TOTAL ASSETS	$125,156	$124,481
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$2,944	$3,733
Acquisition deposit for working capital guarantee	383	783
Accrued compensation	4,357	5,212
Short-term portion of term loan, net of discount	1,194	4,668
Subordinated debt	-	1,000
Current operating lease liabilities	1,555	-
Other current liabilities	2,999	3,172
Total current liabilities	13,432	18,568
Deferred taxes	358	300
Revolving credit facility	14,307	14,215
Term loan, net of discount	39,204	36,029
Subordinated debt	1,000	-
Subordinated convertible debt (includes $1,347 and $1,269, net of discount, respectively, due to related parties)	18,032	17,954
Noncurrent operating lease liabilities	4,389	-
Other long-term liabilities	136	595
Total long-term liabilities	77,426	69,093

Commitments and contingencies

MEZZANINE EQUITY
Preferred stock; no par value; authorized - 20,000 shares -
Preferred series A stock; authorized -160 shares; issued and outstanding - none	-	-
Preferred series B stock; authorized - 5,950 shares; issued and outstanding - 5,566 and 5,566 at December 31, 2019 and September 30, 2019, respectively; liquidation value of the preferred series B stock is approximately $27,050 and $27,050 at December 31, 2019 and September 30, 2019, respectively	27,551	27,551
Preferred series C stock; authorized - 3,000 shares; issued and outstanding - 102 and 60 at December 31, 2019 and September 30, 2019, respectively; liquidation value of the preferred series C stock is approximately $102 and $60 at December 31, 2019 and September 30, 2019, respectively	102	60
Total mezzanine equity	27,653	27,611
SHAREHOLDERS' EQUITY
Common stock, no-par value; authorized - 200,000 shares; issued and outstanding - 13,090 shares at December 31, 2019 and 12,538 shares at September 30, 2019, respectively	-	-
Additional paid in capital	50,989	49,990
Accumulated deficit	(44,344)	(40,781)
Total shareholders' equity	6,645	9,209
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$125,156	$124,481

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Statement of Operations

(in thousands)

	Three Months Ended
	December 31,
	2019	2018
NET REVENUES:
Contract staffing services	$33,078	$34,014
Direct hire placement services	4,479	4,529
NET REVENUES	37,557	38,543

Cost of contract services	24,962	25,812
GROSS PROFIT	12,595	12,731

Selling, general and administrative expenses (including noncash stock-based compensation expense of $597 and $581, respectively)	10,914	9,786
Acquisition, integration and restructuring expenses	377	1,451
Depreciation expense	79	79
Amortization of intangible assets	1,398	1,396
(LOSS) INCOME FROM OPERATIONS	(173)	19
Interest expense	(3,219)	(2,948)
LOSS BEFORE INCOME TAX PROVISION	(3,392)	(2,929)
Provision for income tax	(171)	(523)
NET LOSS	$(3,563)	$(3,452)
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(3,563)	$(3,452)

BASIC AND DILUTED LOSS PER SHARE	$(0.27)	$(0.32)

WEIGHTED AVERAGE NUMBER OF SHARES - BASIC AND DILUTED	13,067	10,946

Contact:
GEE Group Inc.
Kim Thorpe
904.512.7504
invest@genp.com

SOURCE: GEE Group Inc.

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